Prime Credit Card Master Trust					12-Jun-03
					09:15 AM
Settlement Statement
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Distribution Date:					16-Jun-03

Monthly Period:		May, 2003
		04-May-03
		31-May-03

(i) Collections					$362,625,119
Finance Charge					42,021,671
Principal					320,603,448

(ii) Investor Percentage - Principal Collections					31-May-03

	Series 2000-1				24.1%
	A				20.3%
	B				1.9%
	C				1.9%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				24.1%
	A				20.3%
	B				1.9%
	C				1.9%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iv) Distribution Amount per $1,000				16-Jun-03

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(v) Allocation to Principal per $1,000				16-Jun-03

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				16-Jun-03

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(vii) Investor Default Amount

	Series 2000-1				$3,459,889.53
	A				$2,906,249.08
	B				276,820.22
	C				276,820.22

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			31-May-03		$2,075,419,671.89
Principal Receivables in Trust					$1,977,916,455.70

(xii) Invested Amount			31-May-03

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					11.477%
Finance Charge Receivables Factor					4.698%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			89.96%	$1,734,117,522
	30 days			4.83%	$93,154,865
	60 days			1.47%	$28,288,276
	90 days			0.94%	$18,033,203
	120 days			0.78%	$15,080,042
	150 days			0.75%	$14,541,807
	180 days+			1.27%	$24,447,649
	Total			100.00%	$1,927,663,364

	Balance in Principal Funding Account			31-May-03	$0

Last Updated on 6/16/03
By Federated User